Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus

dated February 28, 2014

with respect to

Thrivent Growth and Income Plus Fund

Thrivent Balanced Income Plus Fund

Thrivent Diversified Income Plus Fund

Thrivent Opportunity Income Plus Fund

Thrivent Municipal Bond Fund

For the month of August 2014 only, the maximum sales charge (load) imposed on purchases of Class A shares of Thrivent Growth and Income Plus Fund, Thrivent Balanced Income Plus Fund, Thrivent Diversified Income Plus Fund, Thrivent Opportunity Income Plus Fund, and Thrivent Municipal Bond Fund (collectively, the “Funds”) will be temporarily waived. As a result, the Funds’ prospectus under “Fees and Expenses” in the “Summary Section” and under “Class A Shares” in “Shareholder Information” is hereby amended to reflect this temporary waiver.

The date of this Supplement is June 26, 2014.

Please include this Supplement with your Prospectus.

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